Phunware Reports Second Quarter 2023 Financial Results

AUSTIN, Texas, August 10, 2023 – Phunware, Inc. (NASDAQ: PHUN) (“Phunware” or the “Company,” “we,” “us” or “our”), the pioneer of Location Based SaaS that offers the only fully integrated enterprise cloud platform for mobile that enables brands to engage, manage and monetize anyone anywhere, today announced financial results for the quarter ended June 30, 2023.

“This past quarter was a pivotal period for Phunware, as we right sized our workforce to an optimal amount, reduced our corporate cash burn, and have refined our sales & marketing strategy to capitalize on opportunities across the multitude of industries where our Location-Based Platform solution can make a significant impact,” said Russ Buyse, CEO of Phunware. “Spearheaded by our newly appointed CFO Troy Reisner, we are working on restructuring our existing debt and negotiating with prospective investors on more favorable terms, in tandem with reducing our cash burn to accelerate our organization toward a path of growth and profitability. As we activate our revamped sales and marketing strategy, we continue to have productive conversations with prospective clients. One of the more recent deals we executed was with Thumper Pond, a resort that is representative of the entire category of mid-market hospitality brands that can affordably and effectively use our Location-Based Platform to offer guests the best and most personalized experience. Looking ahead, we remain laser focused on commercializing our Location-Based Platform across all verticals, with a heavy emphasis on hospitality and healthcare.”

Second Quarter 2023 Financial Results
•Net revenues for the quarter totaled $3.5 million
•Platform revenues were $1.3 million
•Hardware revenues were $2.2 million
•Net loss was $(6.5) million
•Net loss per share was $(0.06)
•Non-GAAP Adjusted EBITDA loss was $(5.2) million

Recent Business Highlights

•Notable Corporate and Product Developments:
•Filed Lawsuit Against UBS Securities for Market Manipulation
•Announced Strategic Cost Saving Measures to Accelerate Path to Profitability
•Exhibited the Future of Hospitality Tech at HITEC 2023 in Toronto
•Attended the Cantor Fitzgerald Technology Conference on June 14, 2023
•Announced CFO Transition

•Notable Customer and Partner Wins:
•Partnered With MKT Consulting to Digitally Transform Resident Experience at New Luxury High-Rise in Houston
•Launched Smart Hospitality Solution at Thumper Pond Resort
•Launched AI-Enabled Mobile Engagement

Conference Call Information

Phunware management will host a conference call today (August 10, 2023) at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss its financial results for the quarter ended June 30, 2023.

Interested parties may access the conference call by dialing 877-545-0320 in the United States, or 973-528-0002 from international locations with access code: 875894. The conference call will be broadcast live and available for replay here and via the investor relations section of the Company’s website at investors.phunware.com.

Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information

Phunware uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

About Phunware, Inc.
Everything You Need to Succeed on Mobile — Transforming Digital Human Experience

Phunware, Inc. (NASDAQ: PHUN), the pioneer of Location Based SaaS that offers the only fully integrated enterprise cloud platform for mobile that enables brands to engage, manage and monetize anyone anywhere. Phunware’s Software Development Kits (SDKs) include location-based services, mobile engagement, content management, messaging, advertising, loyalty (PhunCoin & PhunToken) and analytics, as well as a mobile application framework of pre-integrated iOS and Android software modules for building in-house or channel-based mobile application and vertical solutions. Phunware helps the world’s most respected brands create category-defining mobile experiences, with approximately one billion active devices touching its platform each month when operating at scale. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit https://phunware.com and follow @phunware on all social media platforms.

Phunware PR & Media Inquiries:
Email: PRESS@phunware.com
Phone: (512) 693-4199

Phunware Investor Relations:
Matt Glover and John Yi
Gateway Investor Relations
Email: PHUN@gatewayir.com
Phone: (949) 574-3860

Condensed Consolidated Balance Sheets
(In thousands, except share and per share information)

	June 30, 2023	December 31, 2022
	(Unaudited)
Assets
Current assets:
Cash	$1,105	$1,955
Accounts receivable, net of allowance for doubtful accounts of $100 and $198 at June 30, 2023 and December 31, 2022, respectively	863	958
Inventory	2,168	2,780
Digital assets	71	10,137
Prepaid expenses and other current assets	624	1,033
Total current assets	4,831	16,863
Property and equipment, net	188	221
Goodwill	29,956	31,113
Intangible assets, net	2,190	2,524
Right-of-use asset	3,258	3,712
Other assets	367	402
Total assets	$40,790	$54,835
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,350	$7,699
Accrued expenses	1,542	2,895
Lease liability	968	954
Deferred revenue	1,092	2,904
PhunCoin deposits	1,202	1,202
Current maturities of long-term debt, net	6,094	9,667
Warrant liability	—	256
Total current liabilities	19,248	25,577
Deferred revenue	1,050	1,274
Lease liability	2,584	3,103
Total liabilities	22,882	29,954
Commitments and contingencies (Note 8)
Stockholders’ equity
Common stock, $0.0001 par value; 1,000,000,000 shares authorized; 107,565,124 shares issued and 107,058,624 shares outstanding as of June 30, 2023 and 103,153,337 shares issued and outstanding as of December 31, 2022, respectively	11	10
Treasury stock at cost; 506,500 and 0 shares at June 30, 2023 and December 31, 2022, respectively	(502)	—
Additional paid-in capital	279,837	275,562
Accumulated other comprehensive loss	(426)	(472)
Accumulated deficit	(261,012)	(250,219)
Total stockholders’ equity	17,908	24,881
Total liabilities and stockholders’ equity	$40,790	$54,835

Condensed Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except per share information)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net revenues	$3,487	$5,485	$8,234	$12,263
Cost of revenues	3,031	3,965	7,417	8,972
Gross profit	456	1,520	817	3,291

Operating expenses:
Sales and marketing	1,472	1,928	2,600	3,413
General and administrative	4,766	5,251	9,478	9,556
Research and development	1,212	1,876	2,984	2,879
Impairment of goodwill	1,203	—	1,203	—
Total operating expenses	8,653	9,055	16,265	15,848
Operating loss	(8,197)	(7,535)	(15,448)	(12,557)

Other income (expense):
Interest expense	(553)	(273)	(1,090)	(654)
Impairment of digital assets	—	(12,158)	(50)	(21,511)
Gain on sale of digital assets	2,096	168	5,310	194
Fair value adjustment of warrant liability	3	2,682	256	2,469
Other income, net	127	45	229	71
Total other income (expense), net	1,673	(9,536)	4,655	(19,431)
Loss before taxes	(6,524)	(17,071)	(10,793)	(31,988)
Income tax expense	—	—	—	—
Net loss	(6,524)	(17,071)	(10,793)	(31,988)
Other comprehensive income (loss):
Cumulative translation adjustment	23	(85)	46	(117)
Comprehensive loss	$(6,501)	$(17,156)	$(10,747)	$(32,105)

Net income (loss) per common share, diluted	$(0.06)	$(0.17)	$(0.10)	$(0.33)

Weighted-average common shares used to compute loss per share, basic and diluted	105,133	97,742	104,151	97,293

Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2023	2022
Operating activities
Net loss	$(10,793)	$(31,988)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of debt discount and deferred financing costs	697	259
Gain on change in fair value of warrant liability	(256)	(2,469)
Gain on sale of digital assets	(5,310)	(194)
Impairment of digital assets	50	21,511
Impairment of goodwill	1,203	—
Stock-based compensation	2,824	1,270
Other adjustments	1,180	478
Changes in operating assets and liabilities:
Accounts receivable	57	178
Inventory	417	(892)
Prepaid expenses and other assets	444	(631)
Accounts payable	651	920
Accrued expenses	(997)	(386)
Lease liability payments	(691)	(347)
Deferred revenue	(2,036)	(2,698)
Net cash used in operating activities	(12,560)	(14,989)
Investing activities
Proceeds received from sale of digital assets	15,390	—
Purchase of digital assets	—	(923)
Acquisition payment	—	(1,125)
Capital expenditures	(9)	(158)
Net cash provided by (used in) investing activities	15,381	(2,206)
Financing activities
Payments on borrowings	(4,270)	(3,132)
Proceeds from sales of common stock, net of issuance costs	995	—
Proceeds from exercise of options to purchase common stock	58	16
Payment for stock repurchase	(502)	—
Net cash used in financing activities	(3,719)	(3,116)
Effect of exchange rate on cash	48	(121)
Net decrease in cash	(850)	(20,432)
Cash at the beginning of the period	1,955	23,137
Cash at the end of the period	$1,105	$2,705

	Six Months Ended June 30,
	2023	2022
Supplemental disclosure of cash flow information:
Interest paid	$438	$408
Income taxes paid	$—	$—
Supplemental disclosures of non-cash activities:
Right-of-use assets obtained in exchange for operating lease obligations	$—	$1,508
Non-cash exchange of digital assets	$557	$923
Issuance of common stock in connection with acquisition of Lyte Technology, Inc.	$—	$1,125
Issuance of common stock under the 2018 Employee Stock Purchase Plan	$47	$116
Issuance of common stock for payment of bonuses previously accrued	$347	$—

Non-GAAP Financial Measures and Reconciliation
Our non-GAAP financial measures include adjusted gross profit, adjusted gross margin and adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") (our "non-GAAP financial measures"). Our non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. They are not measurements of our financial performance under GAAP and should not be considered as alternatives to revenue or net loss, as applicable, or any other performance measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other businesses. Our non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations include: (i) non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating its ongoing operating performance for a particular period, (ii) our non-GAAP financial measures do not reflect the impact of certain charges resulting from matters we consider not to be indicative of ongoing operations, and (iii) other companies in our industry may calculate our non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures.
We compensate for these limitations to our non-GAAP financial measures by relying primarily on our GAAP results and using our non-GAAP financial measures only for supplemental purposes. Our non-GAAP financial measures include adjustments for items that may not occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other peer companies over time. Each of the normal recurring adjustments and other adjustments described in this paragraph help management with a measure of our operating performance over time by removing items that are not related to day-to-day operations or are non-cash expenses.

Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2023	2022	2023	2022
Net loss	$(6,524)	$(17,071)	$(10,793)	$(31,988)
Add back: Depreciation and amortization	188	182	376	368
Add back: Interest expense	553	273	1,090	654
EBITDA	(5,783)	(16,616)	(9,327)	(30,966)
Add Back: Stock-based compensation	1,462	706	2,824	1,270
Add Back: Impairment of digital currencies	—	12,158	50	21,511
Add Back: Impairment of goodwill	1,203	—	1,203	—
Less: Fair value adjustment for warrant liabilities	(3)	(2,682)	(256)	(2,469)
Less: Gain on sale of digital assets	(2,096)	(168)	(5,310)	(194)
Adjusted EBITDA	$(5,217)	$(6,602)	$(10,816)	$(10,848)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except percentages)	2023	2022	2023	2022
Gross profit	$456	$1,520	$817	$3,291
Add back: Stock-based compensation	111	49	364	95
Adjusted gross profit	$567	$1,569	$1,181	$3,386
Adjusted gross margin	16.3%	28.6%	14.3%	27.6%

Supplemental Information
(In thousands, except percentages)

	Three Months Ended June 30,		Change
(in thousands, except percentages)	2023	2022	Amount	%
Net Revenues
Platform revenue	$1,295	$1,628	$(333)	(20.5)%
Hardware revenue	2,192	3,857	(1,665)	(43.2)%
Net revenues	$3,487	$5,485	$(1,998)	(36.4)%
Platform revenue as percentage of total revenue	37.1%	29.7%
Hardware revenue as percentage of total revenue	62.9%	70.3%

	Six Months Ended June 30,		Change
(in thousands, except percentages)	2023	2022	Amount	%
Net Revenues
Platform revenue	$2,640	$4,120	$(1,480)	(35.9)%
Hardware revenue	5,594	8,143	(2,549)	(31.3)%
Net revenues	$8,234	$12,263	$(4,029)	(32.9)%
Platform revenue as percentage of total revenue	32.1%	33.6%
Hardware revenue as percentage of total revenue	67.9%	66.4%